UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                           NEWMONT MINING CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                         001-1153                     13-2526632
(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                               1700 Lincoln Street
                             Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 863-7414

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 22, 2005, Newmont Mining Corporation (the "Company") closed its sale of $600,000,000 aggregate principal amount of its 5.875% Notes due 2035 (the "Notes") pursuant to an Underwriting Agreement and a Terms Agreement, both dated March 17, 2005, and both among the Company, Newmont USA Limited ("Newmont USA"), as guarantor, and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule I to such Terms Agreement. The Notes were issued pursuant to an Indenture, dated as of March 22, 2005, among the Company, Newmont USA and Citibank, N.A., as Trustee. Interest on the Notes is payable semi-annually on April 1 and October 1 of each year, beginning on October 1, 2005. The Notes have been registered under the Securities Act of 1933 (the "Act") pursuant to a registration statement on Form S-3 (File No. 333-112142) previously filed with the Securities and Exchange Commission under the Act.

The aggregate net proceeds received by the Company from the sale of the Notes were approximately $591.6 million, after deducting the underwriting discount and offering expenses. The Company intends to use the net proceeds to fund capital investments, including a potential 200-megawatt power plant in Nevada, and for other general corporate purposes. Pending such use, the net proceeds will be invested in short-term, interest-bearing securities. The Notes are the Company's unsecured obligations and will rank equally with all of its current and future unsecured and unsubordinated indebtedness.

The Underwriting Agreement (which includes the Terms Agreement in Annex I thereto), the Indenture and the Form of the Note, are filed hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibits are being filed herewith:

Exhibit No.    Exhibit
-----------    -------

1.1 Underwriting Agreement, dated as of March 17, 2005, among Newmont Mining Corporation, Newmont USA Limited, Citigroup Capital Markets Inc. and J.P. Morgan Securities Inc.

4.1 Indenture, dated as of March 22, 2005, among Newmont Mining Corporation, Newmont USA Limited and Citibank, N.A.

4.2            Form of the 5.875% Note due 2035.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 22, 2005

                                       NEWMONT MINING CORPORATION

                                       By: /s/ Bruce D. Hansen
                                          --------------------------------------
                                          Name:   Bruce D. Hansen
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Exhibit

1.1 Underwriting Agreement, dated as of March 17, 2005, among Newmont Mining Corporation, Newmont USA Limited, Citigroup Capital Markets Inc. and J.P. Morgan Securities Inc.

4.1 Indenture, dated as of March 22, 2005, among Newmont Mining Corporation, Newmont USA Limited and Citibank, N.A.

4.2            Form of the 5.875% Note due 2035.